UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2005

FERMAVIR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-116480	16-1639902
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 445 New York, New York 10170
(Address of Principal Executive Offices)

(212) 375-2630
(Registrant’s telephone number, including area code)

Venus Beauty Supply, Inc. 31-51 Steinway Street Long Island City, NY 11103
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this amendment to furnish a Descriptive Memorandum as an exhibit to provide additional information concerning the company after the acquisition of Fermavir Research, Inc. on August 16, 2005.

Item 9.01  Financial Statements and Exhibits

(a)(b)	The Financial Statements required by Item 310 of Regulation S-B pertaining to Fermavir Research, Inc. and proforma financial information will be filed as an amendment to this report.

(c)	Exhibits

Exhibit Number	Description
99.2	Descriptive Memorandum dated August 24, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2005

FERMAVIR PHARMACEUTICALS, INC.

By:	/s/	Geoffrey W. Henson

Geoffrey W. Henson, Ph.D.

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